Exhibit 4.1

NUMBER		COMMON STOCK
CAV	CAVAN MARITIME LIMITED	SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS
[ILLEGIBLE]		CUSIP Y12101 10 4

INCORPORATED UNDER THE LAWS
OF THE MARSHALL ISLANDS

THIS CERTIFIES THAT

IS THE OWNER OF

CERTIFICATE OF STOCK

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF CAVAN MARITIME LIMITED transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CAVAN MARITIME LIMITED *
[ILLEGIBLE]	MARSHALL ISLANDS CORPORATE	[ILLEGIBLE]
SECRETARY	SEAL 2005	PRESIDENT

COUNTERSIGNED AND REGISTERED
AMERICIAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY:

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714 PROOF OF AUGUST 17, 2005 CAVAN MARITIME LIMITED TSB 20481 FC
SALES: R. JOHNS 212-269-0339X14	Operator: Ron
/ETHER 7 / LIVE JOBS / C / CAVAN 20481 FC	Rev. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:              OK AS IS        OK WITH CHANGES             MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing:  Intaglio prints in SC-7 Dark Blue.

COLOR: This proof was printed form a digital file or artwork on a graphics quality, color laser printer. It is good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing Ink.

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	Custodian
TEN ENT	—	as tenants by the entireties			(Cust) (Minor)
JT TEN	—	as joint tenants with right of			under Uniform Gifts to Minors
		survivorship and not as tenants			Act
		in common			(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                     shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                        Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714
711 ARMSTRONG LANE	PROOF OF JULY 7, 2005
COLUMBIA, TENNESSEE 38401	CAVAN MARITIME LIMITED
(931) 388-3003	TSB 20481 BK
SALES: R. JOHNS 212-269-0339X14	Operator: Ron
/ETHER 7/ LIVE JOBS / C / CAVAN 20481 BK	New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:    OK AS IS    OK WITH CHANGES    MAKE CHANGES AND SEND ANOTHER PROOF